                                                                   EXHIBIT 10.16


             REVENUE SHARING AGREEMENT AND AGREEMENT AS TO CERTAIN
                         MANAGEMENT SERVICE OBLIGATIONS

This Revenue Sharing Agreement is entered into as of the _____________day of____________, 2005, by and among John Q. Hammons Management Company, LLC, ("Management Company"), John Q. Hammons Hotels, L.P. ("Partnership"), John Q. Hammons Hotels Two, L.P. (LP II), [TRS Subsidiary ("Owner")], and each of the entities listed in Schedule I attached hereto (the "Hammons Owners").

                                   WITNESSETH:

Whereas, Management Company is the successor to the Partnership in connection with and has assumed all obligations under that certain Assignment Agreement between Partnership and John Q. Hammons Hotels, Inc. ("JQH, Inc."), dated April 1, 2002, as amended by Amendment No. 1, dated ______ , 2005 (the "Assignment Agreement") to provide management services and duties on behalf of and for the Partnership in connection with the management of certain hotel properties owned, leased or managed by the Partnership and LP II, (the "Partnership Properties"), or managed by the Partnership under certain management contracts between certain Hammons Owners and (or assigned by JQH, Inc. to) the Partnership (the "Existing Hammons Properties"); and

Whereas, pursuant to those Lease Agreements between Partnership, as Lessor, and Owner, as Lessee, dated _____________, 2005, and LP II, as Lessor, and Owner, as Lessee, Owner leases the Partnership Properties from Partnership and LP II; and

Whereas, concurrently herewith, Management Company and Owner are entering into that certain Management Services Agreement, (the "Management Services Agreement"), pursuant to which Management Company shall continue to provide management services to and for Owner, as lessee of the Partnership Properties; and

Whereas, concurrently herewith, Management Company and the Hammons Owners are entering into a Management Agreement (Hammons Ownership Group) (the "Hammons Properties Management Agreement"), dated _________________, 2005, pursuant to which Management Company shall provide management services to certain of the Existing Hammons Properties, and will provide management services to certain hotel properties and associated facilities that may be developed in the future and be owned, leased or managed by the Hammons Owners, or their Affiliates (the "Future Hammons Properties", and with the Existing Hammons Properties, the "Hammons Properties").

Now, Therefore, in consideration of the mutual promises and covenants hereinafter set forth, the parties hereto mutually agree as follows:

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1.    Termination of Non-Indenture Management Contracts. Partnership and
      Management Company hereby agree that (a) the obligations of Management Company under the Assignment Agreement to provide management agreement services to the Partnership Properties and certain of the Existing Hammons Properties specified in Schedule II attached hereto (the "Non-Indenture Properties"), are hereby terminated, and (b) the corresponding Management Contracts and Additional Management Contracts applicable to such Partnership Hotels and the Non-Indenture Properties are hereby terminated without further liability of either party thereto, except for such provisions as shall survive in accordance with their terms. Owner, as a successor to the Partnership and John Q. Hammons Hotels Two, L.P., in regard to the Partnership Properties, and the applicable Hammons Owners, in regard to the Non-Indenture Properties, hereby consent to such termination of the foregoing Management Contracts and Additional Management Contracts.

2. Indenture Management Contracts. Solely in regard to the Management Contracts specified in Schedule III attached hereto (the "Indenture Management Contracts", and the Existing Hammons Properties to which they apply, the "Indenture Properties"), the respective obligations, including monetary obligations, of (i) Partnership and Management Company pursuant to the Assignment Agreement, and (ii) certain Hammons Owners and the Partnership, shall survive and remain in full force and effect in accordance with the provisions of the Indenture Management Contracts and the Assignment Agreement, as amended. Payments by the applicable Hammons Owners pursuant to such Indenture Management Contracts shall survive any release of the Indenture dated as of May 21, 2002, Wachovia Bank, N.A. Trustee, relating to those certain Series A and Series B 8 7/8% First Mortgage Notes of John Q. Hammons Hotels, L.P. and John Q. Hammons Hotels Finance Corporation III, as joint and several obligors, but shall otherwise be suspended or terminate in accordance with the provisions herein. The parties acknowledge, however, that the obligation of Partnership under the Assignment Agreement to reimburse Management Company the costs and expenses incurred by Management Company for management services provided on behalf of the Partnership for the Indenture Properties shall be waived so long as such costs are fully reimbursed by Owner under the terms of the Management Services Agreement (the foregoing provision to not constitute a release of the obligations of Partnership).

3. Reimbursement of Management Company Actual Operating Costs. In consideration of Management Company entering into and providing management services to and directly for the Existing Hammons Properties and the Future Hammons Properties, and the termination of the Management Contracts and Additional Management Contracts pursuant to which Partnership was contractually obligated to provide management services for the Hammons Properties, Partnership covenants and agrees to promptly reimburse and pay to Management Company the amount by which (i) the

      Management Fee that would be due Management Company based upon Actual Operating Costs (as defined in Section 3.1 of the Management Services Agreement) exceeds (ii) the Arms-Length Fee actually paid by the Owner pursuant to Section 3.1 of the Management Services Agreement. Owner consents and agrees that any failure of Partnership to make any such required reimbursement and payment at such time as the Management Fee is due under the Management Services Agreement, shall constitute an Event of Default thereunder as if such failure to pay was the default of Owner.

4. Revenue Sharing Payments. During the term of this Agreement, the Hammons Owners hereby consent and agree to pay to the Partnership a share of gross revenues of the Non-Indenture Hotels and the Future Hammons Properties (individually, with respect to each of such Hammons Properties, the "Revenue Sharing Payments"). The Revenue Sharing Payments shall be in the amounts applicable to each of the Non-Indenture Hotels and Future Hammons Properties, as specified in accordance with Schedule IV attached hereto, and shall be payable as to any such Non-Indenture Hotels and Future Hammons Properties, only so long as owned, leased or managed by the applicable Hammons Owners or an Affiliate of the Hammons Owners. Management Company hereby consents to the Revenue Sharing Payments by the Hammons Owners or their Affiliates to Partnership, which payments shall be in lieu of any payment by the Hammons Owners or their Affiliates to Management Company of the management fees required in the Hammons Properties Management Agreement.

5. Term of Agreement. The term of this Agreement shall run concurrently with the term of the Management Services Agreement, and this Agreement (and all further obligations of Management Company and the applicable Hammons Owners under the Assignment Agreement and any and all Indenture Management Contracts) shall expire and be of no further force and effect (except as to the matters referenced herein which relate to modification or termination of prior agreements) upon the expiration or termination of the Management Services Agreement in accordance with Section 2.1 of the Management Services Agreement. Notwithstanding any provision of the Indenture Management Contracts to the contrary, the term of such Indenture Management Contracts shall terminate concurrently with the expiration or termination of this Agreement, as provided above.

6. Termination of Payments. Notwithstanding any provision of this Agreement, the Assignment, or any of the Indenture Management Contracts specified in
      Schedule III to the contrary, all obligations of the Hammons Owners and any of their Affiliates to make any of the Revenue Sharing Payments and any payment of management fees to the Partnership pursuant to the Indenture Management Contracts, shall cease and be suspended, or shall terminate, as follows:

      a. The obligation to make such payments shall cease and be suspended (the "Suspended Payments") in the event of any failure or default of the Owner to pay in full the Management Fee due Management Company under the Management Services Agreement, as and when due, and will not recommence and continue until such time as such failure or default is fully cured, at which time the Suspended Payments will be paid.

      b. The obligation to make such payments shall terminate in their entirety at the earlier of such time as either (i) the Management Services Agreement is terminated by Owner as to all Partnership Properties, (ii) the Partnership is in default of any obligation to pay the Preferred Redemption Price to the holders of the Hammons Preferred Units (other than the Required Holders), or to liquidate the Partnership and complete the liquidation process by the Liquidation Completion Deadline, including the full distribution of the liquidation proceeds, in each case as required in Section 13.2 of that certain Fourth Amended and Restated Agreement of Limited Partnership of [John Q. Hammons Hotels], L.P., dated as of the date hereof, as amended, supplemented or otherwise modified from time to time in accordance with its terms (the "Partnership Agreement");
            (iii) such time as the Preferred Redemption Price is paid in full to the holders of the Hammons Preferred Units (other than the Required Holders), or (iv) such time as the proceeds from any liquidation of the Partnership (or any successor thereto) are fully distributed in accordance with Section 13.2 of the Partnership Agreement. Each capitalized term used in this Section 6b which is not defined herein shall have the meaning accorded to such term in the Partnership Agreement.

      c. As to any one of the Hammons Properties, upon the sale, lease or other transfer of such Hammons Properties, other than to another Hammons Owner or an Affiliate of a Hammons Owner.

7. Binding Agreement. This shall be binding upon and inure to the benefit of the parties hereto and their respective successors, representatives, permitted assigns, heirs and legatees.

8. Amendments;Waivers. This Agreement may not be amended or modified except by an instrument in writing signed by, or on behalf of, each of the parties hereto. The failure of a party to insist upon strict adherence to any term of this Agreement on any occasion shall not be considered a waiver or deprive such party of the right to insist later on adherence hereto, or thereafter to insist upon strict adherence to that term or any other term of this Agreement. Any waiver must be in writing and signed by the party against whom enforcement is sought in order to be effective.

9. Governing Law. The interpretation and construction of this Agreement and (unless otherwise expressly provided herein) all amendments hereof and waivers and consents hereunder shall, to the extent the particular subject matter is controlled by state law, be governed by and be construed in accordance with the substantive law of the State of Delaware, without regard to the conflicts of laws principles thereof.

10. Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE SUCH WAIVER, (B) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVER, (C) IT MAKES SUCH WAIVER VOLUNTARILY AND (D) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS PARAGRAPH.

11. Jurisdiction; Service of Process. Any action or proceeding seeking to enforce any provision of, or based on any right arising out of, this Agreement shall be brought against any of the parties only in the Courts of the State of Delaware or, if it has or can acquire jurisdiction, in the United States District Court for the District of Delaware, and each of the parties consents to the exclusive jurisdiction of such courts (and of the appropriate appellate courts) in any such action or proceeding and waives any objection to venue laid therein. Process in any action or proceeding referred to in the preceding sentence may be served on any party anywhere in the world.

12. Entire Agreement. This Agreement constitutes a complete statement of all of the binding agreements among the parties as of the date hereof with respect to the subject matter contained herein and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, between them with respect to such subject matter, except as specifically referenced herein.

13. Titles and Headings. Titles and headings to sections herein are inserted for the convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

14. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (a) when delivered by hand or certified mail, return receipt requested, postage prepaid, (b) when transmitted by telecopier (providing electronic confirmation of transmission) or (c) when received if sent by overnight courier (providing proof of delivery), to the addressee at the following addresses or telecopier numbers (or to such other address or telecopier number as a party may specify from time to time by notice hereunder):

            (i)      If to Hammons Owners or Management Company:

                     John Q. Hammons
                     300 John Q. Hammons Parkway,
                     Suite 900
                     Springfield, Missouri 65806
                     Telephone: (417) 864-4300
                     Facsimile: (417) 873-3511

                     with a copy (which shall not constitute notice) to:

                     Blackwell Sanders Peper Martin LLP
                     4801 Main Street, Suite 1000
                     Kansas City, Missouri 64112
                     Attn: Gary D. Gilson and
                           David C. Agee
                     Telephone: (816) 983-8000
                     Facsimile: (816) 983-8080

            (ii)     If to any Owner or the Partnership:

                     Jonathan D. Eilian
                     JD Holdings, LLC
                     152 West 57th Street, 56th Floor
                     New York, New York 10023
                     Telephone: (212) 884-8827
                     Facsimile: (212) 884-8753
                     with a copy (which shall not constitute notice) to:

                     Kaye Scholer, LLC
                     Three First National Plaza,
                     70 West Madison Street, Suite 4100
                     Chicago, Illinois 60602
                     Attention: Gary R. Silverman and
                                Lauretta J. Moran
                     Telephone: (312) 583-2300
                     Facsimile: (312) 583-2360

      14. Severability. If any term or provision of this Agreement or the application thereof to any party hereto or set of circumstances shall, in any jurisdiction and to any extent, be finally held to be invalid or unenforceable, such term or provision shall only be ineffective as to such jurisdiction, and only to the extent of such invalidity or unenforceability, without invalidating or rendering unenforceable any other terms or provisions of this Agreement or under any other circumstances, and the parties shall negotiate in good faith a substitute provision which comes as close as possible to the invalidated or unenforceable term or provision, and puts the parties in a position as nearly comparable as possible to the position they would have been in but for such finding of invalidity or unenforceability, while remaining valid and enforceable.

      15. Counterparts. This Agreement may be executed in several counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument.

      16. Remedies Including Injunction and Specific Performance. In the event that any party shall default in the performance of any of its respective obligations hereunder in any material respect, then the other party hereto shall have the right (i) to seek specific performance or injunctive relief from any court of competent jurisdiction to enforce the respective rights of such parties under this Agreement, as the case may be, and (ii) to payment by the nonprevailing party of any and all attorneys' fees and costs, including any court costs and costs of any consultants incurred by such other party, as the case may be, which is the prevailing party in any action, negotiation or proceeding to enforce such party's rights under this Agreement.

      17. Definition of "Affiliate". "Affiliate" shall mean any individual or entity, directly or indirectly through one or more intermediaries, controlling, controlled by, or under common ownership or control with a party. The term "control," as used in the immediately preceding sentence, means, with respect to a corporation, the right to exercise, directly or indirectly, fifty percent (50%) or more of the voting rights attributable to the shares of the controlled corporation and, with respect to an entity that is not a corporation, the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of the controlled entity.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

                                    JOHN Q. HAMMONS HOTELS, L.P.

                                    By: John Q. Hammons Hotels, Inc.,
                                        its general partner

                                           By: _________________________________
                                           Name: _______________________________
                                           Title: ______________________________

                                    JOHN Q. HAMMONS MANAGEMENT COMPANY, LLC.

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                    [TRS]

                                    By: ________________________________________
                                    Name: ______________________________________
                                    Title: _____________________________________

                                    ____________________________________________
                                    John Q. Hammons, an individual

                                    THE REVOCABLE TRUST OF JOHN Q. HAMMONS
                                    DATED DECEMBER 28, 1989, AS AMENDED AND
                                    RESTATED

                                    By: ________________________________________
                                        John Q. Hammons, Trustee

                                    HAMMONS OF ARKANSAS, LLC,
                                    HAMMONS OF COLORADO, LLC,
                                    HAMMONS OF FRISCO, LLC,
                                    HAMMONS OF HUNTSVILLE, LLC,
                                    HAMMONS OF NEW MEXICO, LLC,
                                    HAMMONS OF SOUTH CAROLINA,
                                    LLC, CHATEAU LAKE, LLC, JOHN Q.
                                    HAMMONS CENTER, LLC

                                          By: __________________________________
                                              John Q. Hammons, Trustee of
                                              The Revocable Trust of John Q.
                                              Hammons dated December 28,
                                              1989, as amended and restated, the
                                              sole member of each of the above
                                              listed companies

                                    CITY CENTRE HOTEL CORPORATION,
                                    a Kansas corporation

                                    By: ________________________________________
                                        John Q. Hammons, President

                                    Richardson Hammons, LP, a Delaware
                                    limited partnership

                                    By: ________________________________________
                                        John Q. Hammons, Trustee of The
                                        Revocable Trust of John Q. Hammons
                                        dated December 28, 1989, as amended
                                        and restated, the sole Member of
                                        Hammons of Franklin, LLC, the sole
                                        Member of Hammons of Richardson,
                                        LLC, the General Partner of
                                        Richardson Hammons, LP

                                   SCHEDULE I
                             LIST OF HAMMONS OWNERS

John Q. Hammons, an individual

The Revocable Trust of John Q. Hammons,
dated December 28, 1989, as amended and restated

Richardson Hammons, LP
       Hammons of Franklin (Under Richardson Hammons LP)
       Hammons of Richardson (Under Richardson Hammons LP)

Hammons of Arkansas, LLC

Hammons of Colorado, LLC

Hammons of Frisco, LLC

Hammons of Huntsville, LLC

Hammons of N. Mexico, LLC

Hammons of S. Carolina, LLC

Chateau Lake LLC

City Centre Hotel Corporation

John Q. Hammons Center, LLC

                                   SCHEDULE II
        LIST OF NON-INDENTURE PROPERTIES AND RELATED MANAGEMENT CONTRACTS
                             (HAMMONS PRIVATE GROUP)

DEVELOPED HOTELS

Embassy Suites Northwest Arkansas
3303 Pinnacle Hills Parkway, Rogers, Arkansas 72758
Owner: Hammons of Arkansas, LLC
Management Agreement: 12/13/01, assigned 4/1/02

Courtyard by Marriott Oklahoma City Downtown
2 West Reno Avenue, Oklahoma City, Oklahoma 73102
Owner: John Q. Hammons Trust
Management Agreement: JQHRT & JQHH, LP, 1/9/03

Renaissance Tulsa Hotel & Convention Center
6808 South 107th East Avenue, Tulsa, Oklahoma 74133
Owner: John Q. Hammons Trust
Management Agreement: 11/9/01, assigned to US Bank 7/1/02, amended 3/4/03

Embassy Suites Hot Springs
400 Convention Boulevard, Hot Springs, Arkansas 71901
Owner: Hammons of Arkansas, LLC
Management Agreement: 10/30/02

Residence Inn Charleston Airport
5035 International Boulevard, North Charleston, SC 29418
Owner: Hammons of South Carolina, LLC
Management Agreement: 09/24/04

Courtyard by Marriott Junction City
310 Hammons Drive, Junction City, Kansas 66441
Owner: John Q. Hammons Trust
Management Agreement: 4/18/05

Embassy Suites Albuquerque
1000 Woodward Place NE, Albuquerque, New Mexico 87102
Owner: Hammons of New Mexico, LLC
Management Agreement: 11/12/03

Embassy Suites Dallas-Frisco
7600 John Q. Hammons Drive, Frisco, Texas 75034
Owner: Hammons of Frisco, LLC
Management Agreement: 11/12/03

Embassy Suites St. Louis-St. Charles
Two Convention Center Plaza, St. Charles, MO 63303
Owner: John Q. Hammons
Management Agreement:  04/15/05

Holiday Inn Express Springfield
1117 East St. Louis Street, Springfield, Missouri 65806
Owner: John Q. Hammons Trust
Management Agreement:  04/18/05

Embassy Suites at Hampton Roads Convention Center
1700 Coliseum Drive, Hampton, VA 23666
Owner: John Q. Hammons Trust
Management Agreement: [Date to be inserted]

Chateau on the Lake Resort Spa and Convention Center
415 North State Highway 265, Branson, Missouri 65616
Owner: Chateau Lake LLC
Management Agreement: 05/19/97, assigned 4/1/02

PROPERTIES UNDER CONSTRUCTION / DEVELOPMENT

Embassy Suites
800 Monroe Street, Huntsville, AL 35801
Owner: Hammons of Huntsville, LLC
Management Agreement: 4/25/05

Embassy Suites
East Peoria, IL
Owner: John Q. Hammons Trust

Embassy Suites
Concord, North Carolina
Owner: John Q. Hammons Trust

Embassy Suites: Loveland, CO

Embassy Suites: San Marcos, TX

Residence Inn: LaVista, NE

Marriott: Normal, IL

Embassy Suites, Bricktown, OK

Embassy Suites, Asheville, NC

Marriott: Rogers, AR

Marriott: Colorado Springs, CO

Marriott: North Charleston, SC

Residence Inn: Joplin, MO

                                  SCHEDULE III
                          LIST OF INDENTURE PROPERTIES
                              (HAMMONS PROPERTIES)

Courtyard by Marriott
3527 West Kearney, Springfield, Missouri 65803
Owner: Richardson Hammons, LP
Management Agreement: 8/18/99, assigned 4/1/02

University Plaza Hotel and Convention Center
333 S John Q. Hammons Parkway, Springfield, Missouri 65806
Owner: John Q. Hammons Trust
Management Agreement: 11/1/83, amended 12/31/92, assigned 4/1/02

Embassy Suites Lincoln
1040 P Street, Lincoln, Nebraska 68508
Owner: John Q. Hammons Trust
Management Agreement: LP, 8/31/99, assigned 4/1/02

Holiday Inn City Centre
100 W 8th St., Sioux Falls, South Dakota 57104
Owner: City Centre Hotel Corporation
Management Agreement: 12/1/93, amended 3/4/03, assigned 4/1/02

Sheraton Hotel Sioux Falls
1211 N. West Ave., Sioux Falls, South Dakota 57104
Owner: John Q. Hammons Trust
Management Agreement: 6/1/98, amended 3/4/03, assigned 4/1/02

Embassy Suites Nashville South/Cool Springs
820 Crescent Centre Drive, Franklin, Tennessee 37067
Owner: Richardson Hammons, LP
Management Agreement: 11/15/99, amended 3/4/03, assigned 4/1/02

Renaissance Dallas Richardson
900 East Lookout Drive, Richardson, Texas 75082
Owner: Richardson Hammons, LP
Management Agreement: 1/5/00, amended 3/14/03, assigned 4/1/02

Residence Inn Springfield
1303 East Kingsley Street, Springfield, Missouri 65804
Owner: Richardson Hammons, LP
Management Agreement: 12/8/00 amended 9/9/01, assigned 4/1/02

                                   SCHEDULE IV
                      SCHEDULE OF REVENUE SHARING PAYMENTS

Unless terminated or suspended pursuant to the terms of the Revenue Sharing Agreement, each Hammons Owner shall pay the Partnership in respect of the Non-Indenture Properties and Future Hammons Properties owned, leased or managed by such Hammons Owner, an amount equal to two percent (2%) of Gross Revenues of such Non-Indenture and Future Hammons Properties. For this purpose, Gross Revenues shall include, without limitation, revenues of such Non-Indenture Properties and Future Hammons Properties from all sources, including, without limitation, business interruption insurance, generated by or on such properties (excluding, however, any revenues received from extraordinary sources not in the usual course of business).